SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2006
DOCUCORP INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	00-23829 (Commission File Number)	75-2690838 (IRS employment identification no.)
5400 LBJ Freeway, Suite 300
Dallas, Texas 75240
(Address of principal executive offices)
Registrant’s telephone number, including area code 214-891-6500
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.02 Results of Operations and Financial Condition
     On May 24, 2006, the Company issued a press release regarding its results of operations for the three and nine months ended April 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
                  Exhibit 99.1- Press release, dated May 24, 2006.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUCORP INTERNATIONAL, INC.
Date: May 24, 2006	By:	/s/ J. Robert Gary
J. Robert Gary,
Senior Vice President Finance and Administration